AMENDMENT TO THE BANTA CORPORATION
                       OUTSIDE DIRECTORS' RETIREMENT PLAN

             The first sentence of Section 3 of the Banta Corporation Outside Directors' Retirement Plan has been amended to provide as follows:

                  All members of the Board of Directors of the Corporation (the "Board") on or after January 1, 1995 but prior to July 1, 1996 who are not also employees of the Corporation shall be eligible to participate in the Plan ("Outside Directors").

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